Cincinnati Bell Third Quarter 2017 Results November 2, 2017

Safe Harbor This presentation may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this release; we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back-office information technology systems could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected if it is unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; the timing and likelihood of completion of our proposed merger of Hawaiian Telcom, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the transaction; the possibility that Hawaiian Telcom’s stockholders may not approve the proposed merger; the possibility that competing offers or acquisition proposals for Hawaiian Telcom will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the possibility that the expected synergies and value creation from the proposed transaction involving Hawaiian Telcom will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian Telcom and other acquired companies will not be integrated successfully; disruption from the proposed transaction involving Hawaiian Telcom making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; and the possibility that the proposed transaction involving Hawaiian Telcom does not close, including due to the failure to satisfy the closing conditions and the other risks and uncertainties detailed in our filings, including our Form 10-K, with the SEC as well as Hawaiian Telcom’s filings, including its Form 10-K, with the SEC. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this release except as required by applicable law. 2

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income applicable to common shareholders excluding special items and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non- GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com within the Investor Relations section. . 3

Call Participants Page 4 Leigh Fox President and CEO, Cincinnati Bell Andy Kaiser CFO, Cincinnati Bell 4

Page 5 Third Quarter 2017 Highlights 5 Strategic Revenue $168M +3% y/y Fioptics Revenue of $79M +21% y/y 564,700 addresses +11% y/y Key Financial Metrics Strategic Revenue with breakdown for 2 segments Adj EBITDA with breakdown for 2 segments Adjusted EBITDA ($ in millions) Total Revenue ($ in millions) -$3 -$5 $12 $8 $69 $73 3Q16 3Q17 Entertainment & Communications IT & Hardware Corporate $78 $76 -$4 -$3 $123 $96 $193 $196 3Q16 3Q17 Entertainment & Communications IT & Hardware Eliminations $312 $289

Recent Business Highlights

Completion of the OnX Acquisition

Acquisition of OnX Creates Leading North American IT Services Provider

Growth Opportunity	• Expansion of geographic footprint and addressable market beyond Cincinnati to accelerate momentum in IT services
Business Description	• OnX provides industry-leading technology services and solutions to enterprise customers in the U.S., Canada and the U.K.
Transaction Size	• $201M in cash[1]
Closing	• Closed on October 2, 2017
Expected Cost Synergies*	• ~$10M annually **To be realized within two years post-close, and excluding potential revenue synergies from cross-selling opportunities*
Market Opportunity	• $250 billion expected to be spent globally on cloud services in 2017



Offices

Strengthened North American platform dramatically transforms IT service business runway for growth

Access to **50+ Data Centers** Through Strategic Partners

20+ Offices

2,400+ Customers

Source: Company Filings

1. The acquisition of OnX, originally announced on July 10, 2017, indicated that the purchase price of $201 million was subject to customary post-closing adjustments. Based on preliminary working capital adjustments, the cash consideration exchanged for the acquisition on October 2, 2017 was $242.3 million. The final purchase price is subject to finalization of post-closing adjustments. The initial accounting for the business combination was not complete at the time the financial statements were issued due to the timing of the acquisition and the filing of this Quarterly Report on Form 10-Q. As a result, disclosures required under ASC 805-10-50, Business Combinations, are not possible at this time.

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Page 7 Entertainment & Communications 7 Strategic Revenue with breakdown for 2 segments Segment Results Strategic Revenue Highlights • Strong and consistent performance in our fiber network business • Fioptics revenue of $79M, up 21% y/y • Fioptics internet subscribers of 221,200, up 19% y/y • Fioptics video subscribers of 143,500, up 8% y/y • Positive net subscriber adds for internet and video in 3Q17 • Total internet subscribers of 307,900 in 3Q17, up 3% y/y • Pending merger with Hawaiian Telcom to add operational scale and expand the Company’s fiber-centric footprint and commercial opportunity to Hawaii ($ in millions) 3Q17 Y/Y Consumer $76 18% Business 43 10% Carrier 10 -5% Total $129 13% ($ in millions) 3Q17 Y/Y Revenue $196 2% Adj. EBITDA $73 5% Adj. EBITDA margin 37% 4% Segment Revenue Elements

Page 8 Fioptics Update 8 Fioptics Revenue ($ in millions) Total Fioptics Subscribers (in thousands) Fioptics Penetration (y/y) Video Internet Voice 25% 39% 19% Fioptics Monthly ARPU Video Internet Voice $88 $50 $28 +6% y/y +5% y/y +2% y/y CBB continues to win with fiber in an increasingly competitive environment • Fioptics is available to 564,700 addresses - approximately 70% of Greater Cincinnati • On track to pass 35,000 new addresses in 2017 • Video churn of 2.9% in 3Q17, flat vs. 3Q16 • Single-family churn was 2.1%; apartment churn was 5.0% $32 $38 $26 $32 $7 $9 3Q16 3Q17 Video Internet Voice $65 $79 133 144 186 221 91 105 3Q16 3Q17 Video Internet Voice

Page 9 Entertainment & Communications 9 Consumer Market Business Market Carrier Market • Fioptics revenue growth continues to more than offset legacy declines • Ongoing transition of customers from copper network to strategic fiber- based products continues • On-going FCC switched access rate reductions • National carriers increased focus on reducing costs • Recent customer win in wireless tower market 1. Entertainment & Communications Consumer Integration revenue totaled $0.9 million in 3Q16 and $0.2 in 3Q17 2. Entertainment & Communications Business Integration revenue was $0.4 million in 3Q16 and 3Q17 ($ in millions) (1) (2) $30 $25 $64 $76 3Q16 3Q17 Legacy Strategic Integration $95 $101 $33 $29 $39 $43 3Q16 3Q17 Legacy Strategic Integration $72 $72 = $15 $13 $11 $10 3Q16 3Q17 Legacy Strategic $26 $23

Page 10 IT Services & Hardware 10 Strategic Revenue with breakdown for 2 segments Segment Results Strategic Revenue ($ in millions) 3Q17 Y/Y Professional Services $17 -24% Management and Monitoring 6 -32% Unified Communications 7 -1% Cloud Services 11 -11% Total $41 -19% Highlights • IT Services and Hardware revenue flat sequentially • Decline in Telecom & IT hardware due to cost cutting initiatives by a large customer • Positive contribution from the SunTel Services acquisition, expanding CBTS' presence into the Michigan market • Completion of the acquisition of OnX Enterprise Solutions to expand the Company’s product offering and provide greater geographic and customer diversification • Recent win of national NaaS project to start in H2 2018 ($ in millions) 3Q17 Y/Y Revenue $96 -22% Adj. EBITDA $8 -29% Adj. EBITDA margin 9% -9% Segment Revenue Elements Management and Monitoring -32% y/y Unified Communications +8% y/y Cloud Services -11% y/y Telecom & IT Hardware -33% y/y Professional Services -6% y/y

Capital Structure and Free Cash Flow Performance

($ in millions)

Capital Structure

- Committed financing for the cash consideration portions of both the Hawaiian Telcom and OnX transactions, and refinancing for portions of existing Cincinnati debt and all of Hawaiian Telcom's existing debt
  - New credit agreement comprised of a 7-year $600 million senior secured term loan facility and 5-year $200 million senior secured revolving credit facility
  - Raised $350 million in senior unsecured notes

Net Debt



3.7x
Net Leverage(1)
$1,125
3.6x
Net Leverage(1)
$1,089
3Q16
3Q17

YTD Free Cash Flow

	3Q17 YTD	Y/Y Change
Adjusted EBITDA (Non-GAAP)	**$224**	**($7)**
Interest Payments	(53)	5
Pension and OPEB Payments	(9)	(1)
Stock-based Compensation	5	-
Restructuring & Severance related payments	(27)	(26)
Transaction and Integration Costs	(9)	(9)
Working Capital and Other	26	53
Cash Provided by Operating Activities (GAAP)	**$157**	**$15**
Capital expenditures	(148)	41
Restructuring & severance related payments	27	26
Preferred stock dividends	(8)	-
Dividends received from Investment in CyrusOne	-	(6)
Cash used by discontinued operations(2)	-	(7)
Transaction Costs	9	9
Free Cash Flow (Non-GAAP)	$37	$78

Change in Working Capital/Other



3Q16
3Q17
-$27
$26

1. Calculated as net debt divided by LTM adjusted EBITDA
2. Includes decommissioning of wireless towers

Cincinnati Bell
connecting what matters

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Page 12 Capital Expenditures 12 Capital Expenditures Total $43 $148 $180 - $210 • Anticipates CapEx towards high-end of guidance range for 2017 • Invested $92 million in Fioptics in the first nine months of 2017 • Passed an additional 31,300 customer locations • On track to pass 35,000 new addresses during 2017 and extend coverage to more than 70% of Greater Cincinnati • Other strategic represents success- based capital for fiber builds for business and new IT services projects 3Q17 YTD 3Q17 FY 2017 Construction $12 $44 $40 - $50 Installation 11 40 40 - 50 Value Added 2 8 10 Total Fioptics $25 $92 $90 - $110 Other Strategic 8 30 50 - 60 Total Success-based Investments $33 $122 $140 - $170 Legacy Maintenance 10 26 40 ($ in millions)

Page 13 2017 Outlook 13 Revenue Adjusted EBITDA Previous Guidance $1.2 billion $295 million* OnX Contribution $0.15 - $0.2 billion $10 million Revised Guidance $1.35 - $1.4 billion $305 million* • Updated previous 2017 financial guidance to include the acquisition of OnX, which closed on October 2, 2017 * Plus or minus 2 percent Selected 2017 Free Cash Flow Items Capital Expenditures $180 - $210 million Interest payments ~$70 million Pension and OPEB payments ~$15 million

Page 14 Appendix

Page 15 15 Consolidated Results ($ in millions, except per share amounts) 2017 2016 Revenue 289.2$ 312.4$ Costs and expenses Cost of services and products 162.6 183.8 Selling, general and administrative 54.5 55.5 Depreciation and amortization 47.3 46.5 Restructuring and severance related charges — — Transaction and integration costs 12.1 — Other — 1.1 Operating income 12.7 25.5 Interest expense 18.8 17.9 Loss on extinguishment of debt, net — 11.4 Gain on sale of Investment in CyrusOne — (33.3) Other expense (income), net 4.5 (0.1) Income before income taxes (10.6) 29.6 Income tax expense 0.6 10.8 Net (loss) income (11.2) 18.8 Preferred stock dividends 2.6 2.6 Net (loss) income applicable to common shareowners (13.8)$ 16.2$ Basic net (loss) earnings per common share (0.33)$ 0.39$ Dil ted net (loss) earnings per common share (0.33)$ 0.38$ Weighted average common shares outstanding (in millions) – Basic 42.2 42.0 – Diluted 42.2 42.1 September 30, Three Months Ended

Page 16 16 Consolidated Results ($ in millions, except per share amounts) 2017 2016 Revenue 861.4$ 900.5$ Costs and expenses Cost of services and products 482.8 517.3 Selling, general and administrative 166.6 164.9 Depreciation and amortization 140.1 134.7 Restructuring and severance related charges 29.2 — Transaction and integration costs 14.4 — Other — 1.1 Operating income 28.3 82.5 Interest expense 54.9 58.1 Loss on extinguishment of debt, net — 14.2 Gain on sale of Investment in CyrusOne (117.7) (151.9) Other expense (income), net 3.5 (1.2) Income before income taxes 87.6 163.3 Income tax expense 36.3 59.9 Net income 51.3 103.4 Preferred stock dividends 7.8 7.8 Net income applicable to common shareowners 43.5$ 95.6$ Basic net earnings per common share 1.03$ 2.28$ Dil ted net earnings per common share 1.03$ 2.27$ Weighted average common shares outstanding (in millions) – Basic 42.1 42.0 – Diluted 42.3 42.1 Nine Months Ended September 30,

Page 17 17 Strategic Legacy Integration Data Fioptics Internet DSL (1) (> 10 meg) Ethernet Private Line MPLS (2) SONET (3) Dedicated Internet Access Wavelength Audio Conferencing DSL (< 10 meg) DS0 (5), DS1, DS3 TDM (6) Voice Fioptics Voice VoIP (4) Traditional Voice Long Distance Switched Access Digital Trunking Video Fioptics Video Services and Other Wiring Projects Advertising Directory Assistance Maintenance Information Services Wireless Handsets and Accessories (1) Digital Subscriber Line (2) Multi-Protocol Label Switching (3) Synchronous Optical Network (4) Voice of Internet Protocol (5) Digital Signal (6) Time Division Multiplexing Revenue Classifications – Entertainment and Communications

Page 18 18 Strategic Integration Professional Services Consulting Staff Augmentation Installation Unified Communications Voice Monitoring Managed IP Telephony Solutions Maintenance Cloud Services Virtual Data Centers Storage Backup Monitoring and Management Network Monitoring/Management Security Telecom & IT Hardware Hardware Software Licenses Revenue Classifications – IT Services and Hardware

Page 19 19 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 68.0$ $ — Voice 22.5 — Video 37.8 — Services and other 0.9 — Professional Services — 17.5 Management and monitoring — 5.5 Unified communications — 7.2 Cloud services — 10.9 Total Strategic 129.2 41.1 170.3 (2.4) 167.9 Legacy Data 20.0$ $ — Voice 44.2 — Services and other 2.2 — Total Legacy 66.4 - 66.4 (0.4) 66.0 Integration Services and other 0.6$ $ — Professional Services — 7.4 Unified communications — 3.5 Telecom and IT hardware — 44.3 Total Integration 0.6 55.2 55.8 (0.5) 55.3 196.2$ 96.3$ 292.5$ (3.3)$ 289.2$ Eliminations (0.4) (2.9) (3.3) Total Revenue 195.8$ 93.4$ 289.2$ 3Q17

Page 20 20 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 199.6$ $ — Voice 64.5 — Video 111.0 — Services and other 8.2 — Professional Services — 54.2 Management and monitoring — 15.6 Unified communications — 21.7 Cloud services — 36.2 Total Strategic 383.3 127.7 511.0 (7.0) 504.0 Legacy Data 63.7$ $ — Voice 137.0 — Services and other 7.5 — Total Legacy 208.2 - 208.2 (0.9) 207.3 Integration Services and other 1.4$ $ — Professional Services — 15.9 Unified communications — 9.9 Telecom and IT hardware — 125.0 Total Integration 1.4 150.8 152.2 (2.1) 150.1 592.9$ 278.5$ 871.4$ (10.0)$ 861.4$ Eliminations (1.3) (8.7) (10.0) Total Revenue 591.6$ 269.8$ 861.4$ YTD 2017

Page 21 21 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 62.1$ $ — Voice 18.7 — Video 32.2 — Services and other 1.4 — Professional Services — 22.9 Management and monitoring — 8.1 Unified communications — 7.3 Cloud services — 12.2 Total Strategic 114.4 50.5 164.9 (2.1) 162.8 Legacy Data 24.3$ $ — Voice 50.0 — Services and other 3.0 — Total Legacy 77.3 - 77.3 (0.3) 77.0 Integration Services and other 1.3$ $ — Professional Services — 3.6 Unified communications — 2.6 Telecom and IT hardware — 66.2 Total Integration 1.3 72.4 73.7 (1.1) 72.6 193.0$ 122.9$ 315.9$ (3.5)$ 312.4$ Eliminations (0.4) (3.1) (3.5) Total Revenue 192.6$ 119.8$ 312.4$ 3Q16

Page 22 22 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 181.0$ $ — Voice 53.8 — Video 92.1 — Services and other 4.1 — Professional Services — 68.3 Management and monitoring — 24.1 Unified communications — 22.1 Cloud services — 33.2 Total Strategic 331.0 147.7 478.7 (6.7) 472.0 Legacy Data 77.4$ $ — Voice 154.2 — Services and other 8.9 — Total Legacy 240.5 - 240.5 (0.7) 239.8 Integration Services and other 4.3$ $ — Professional Services — 11.6 Unified communications — 8.0 Telecom and IT hardware — 167.9 Total Integration 4.3 187.5 191.8 (3.1) 188.7 575.8$ 335.2$ 911.0$ (10.5)$ 900.5$ Eliminations (1.0) (9.5) (10.5) Total Revenue 574.8$ 325.7$ 900.5$ YTD 2016